Exhibit (e)



                          Certification under Rule 466



The depositary, Deutsche Bank Trust Company Americas, represents and certifies the following:

         (1) That it previously had filed a registration statement on Form F-6 (Watchdata Technologies Ltd., Registration No. 333-123942), which the Commission declared effective, with terms of deposit identical to the terms of deposit of this registration statement.

         (2) That its ability to designate the date and time of effectiveness under Rule 466 has not been suspended.


                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, Depositary



                                      By: /s/ Mike R. Hughes
                                         ---------------------------------------
                                         Name:   Mike R. Hughes
                                         Title:  Director


                                      By: /s/ Jeffrey L. Margolick
                                         ---------------------------------------
                                         Name:   Jeffrey L. Margolick
                                         Title:  Vice President